SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 14, 2002

AMB PROPERTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-13545	94-3281941

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Pier 1, Bay 1, San Francisco, California 94111

(Address of principal executive offices) (Zip Code)

415-394-9000

(Registrants’ telephone number, including area code)

n/a

(former name or former address, if changed since last report)

ITEM 5 OTHER EVENTS.
ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 4.1

ITEM 5 OTHER EVENTS.

     On January 14, 2002, pursuant to a Terms Agreement dated as of January 14, 2002 and attached as Exhibit 1.1 to this report, AMB Property, L.P., in which we are the sole general partner, priced $20 million aggregate principal amount of senior unsecured notes under the medium-term note program that it commenced on August 15, 2000. The note, attached as Exhibit 4.1 to this report, which matures on January 17, 2007 and bears interest at a rate of 5.90% per annum, was sold to Lehman Brothers Inc., as principal, with a settlement date of January 17, 2002. We have guaranteed the $20 million aggregate principal amount of senior unsecured notes.

     After deducting Lehman Brothers Inc.’s .50% commission on the trade and a .085% discount on the price to the public, AMB Property, L.P. received net proceeds of $19,883,000. AMB Property, L.P. intends to use these net proceeds for general corporate purposes, which may include the partial repayment of indebtedness and the acquisition or development of additional properties.

Forward Looking Statements

     Some of the information included in this report contains forward-looking statements, such as statements pertaining to the use of proceeds from the sale of the notes. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. The events or circumstances reflected in forward-looking statements might not occur. The forward-looking statements include statements regarding the intended use of the proceeds from the issuance of the notes. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date of this report or the dates indicated in the statements.

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits:

Exhibit
Number	Description

1.1	Terms Agreement dated as of January 14, 2002 by and among Lehman Brothers Inc., AMB Property, L.P. and AMB Property Corporation.

4.1	$20,000,000 5.90% Fixed Rate Note No. 11 dated January 17, 2002, attaching the Parent Guarantee dated January 17, 2002.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property Corporation (Registrant)

Date: January 23, 2002	By:	/s/ Tamra Browne

Tamra Browne Vice President and General Counsel

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EXHIBIT INDEX

Exhibit
Number	Description

1.1	Terms Agreement dated as of January 14, 2002 by and among Lehman Brothers Inc., AMB Property, L.P. and AMB Property Corporation.

4.1	$20,000,000 5.90% Fixed Rate Note No. 11 dated January 17, 2002, attaching the Parent Guarantee dated January 17, 2002.